SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

LZG INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53994	90-1907109
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

135 WEST 41st STREET, SUITE 5-104, NEW YORK, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 310-3978

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Directors; Appointment of Certain Officers

The Company is pleased to announce that on August 18, 2025, the majority of the Shareholders of LZG International, Inc. (“the Company”) voted to appointed Mr. John New to serve as the sole independent director for the Company.

Mr. New 51, is a former U.S. Army Captain with 25+ years of experience in leadership, management, and entrepreneurial excellence, including as co-founder and CEO of The Hub, an innovative corporate meeting space platform. Mr. New is also a mission leader, author and catalyst for 98 Octane, an organization dedicated to improving the lives of military members, veterans, and first responders through comprehensive wellness initiatives. The 98 Octane mission is to empower ONE MILLION heroes to live healthier, more fulfilling lives with targeted wellness programs and educational resources, including human-centered AI and cutting-edge technology, alongside healthy lifestyle choices, addressing the physical and mental health needs specific to those who serve and have served.

Mr. New, in turn, has appointed Mr. William Vastardis to serve as the Company's Chief Executive Officer.  Mr. Vastardis 68, brings a wealth of experience to the company, including in global financial operations, risk and compliance. Mr. Vastardis worked in the fund administration industry since 1978 and retired as Chairman of Conifer Financial Services (“Conifer”), where he oversaw the global operations of the firm. Conifer, with $110 billion in assets under administration, was acquired by SS&C Technologies on December 15, 2016. Prior to the acquisition, Mr. Vastardis was President and CEO of Vastardis Capital Services (founded in 2003) until its merger with The Conifer Group in 2014.

Item 8.01 Other Events.

On August 20, 2025, the Company issued a letter from its Sole Independent Director and its Chief Executive Officer to the stockholders of the Company, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Stockholder Letter dated August 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 20, 2025	By:	/s/ John New
John New
Sole Independent Director

3